EXHIBIT 4.6.16
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     FIRST SENIOR NOTES SUPPLEMENTAL INDENTURE (this “Senior Notes Supplemental Indenture”) dated as of September 8, 2011 among REYNOLDS GROUP ISSUER LLC, a Delaware limited liability company (the “US Issuer I”), REYNOLDS GROUP ISSUER INC., a Delaware corporation (the “US Issuer II”), REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the US Issuer I and the US Issuer II, the “Ultimate Issuers”), the affiliates of the Ultimate Issuers party hereto (the “Senior Note Guarantors”) and THE BANK OF NEW YORK MELLON, as trustee, principal paying agent, transfer agent and registrar under the indenture referred to below (the “Trustee”), to the Senior Notes Indenture (as defined below).
W I T N E S S E T H :
          WHEREAS RGHL US ESCROW II LLC, a Delaware limited liability company (the “US LLC Escrow Issuer”), and RGHL US ESCROW II INC., a Delaware Corporation (the “US Corporate Escrow Issuer” and, together with the US LLC Escrow Issuer, the “Escrow Issuers”), have heretofore executed and delivered to the Trustee an indenture (the “Senior Notes Indenture”) dated as of August 9, 2011, in respect of the issuance of an aggregate principal amount of $1,000,000,000 of 9.875% Senior Notes due 2019 (the “Senior Notes”);
          WHEREAS the gross proceeds to the Initial Purchasers from the offer and sale of the Senior Notes and other funds were deposited by the Initial Purchasers and the Escrow Issuers into the Escrow Accounts at the closing of the offering of the Senior Notes;
          WHEREAS immediately after the execution of this Senior Notes Supplemental Indenture, the proceeds of the issuance of the Senior Notes will be released from the Escrow Accounts pursuant to Section 6(a) of the Escrow Agreement (the “Escrow Release”);
          WHEREAS pursuant to Section 4.24 of the Senior Notes Indenture, as conditions to the Escrow Release, (i) the Ultimate Issuers are required to execute and deliver this Senior

Notes Supplemental Indenture and to assume all of the obligations of the Escrow Issuers under the Senior Notes and the Senior Notes Indenture and to succeed the Escrow Issuers as the “Issuers” under the Senior Notes Indenture and (ii) the Senior Note Guarantors are required to execute and deliver this Senior Notes Supplemental Indenture, to, jointly and severally with all other Senior Note Guarantors, unconditionally guarantee the obligations of the Issuers under the Senior Notes and the Senior Notes Indenture on the terms and subject to the conditions set forth in Article X of the Senior Notes Indenture and to be bound by all other applicable provisions of the Senior Notes Indenture;
          WHEREAS pursuant to Section 9.01 of the Senior Notes Indenture, the Trustee, BP I and the Ultimate Issuers are entitled to execute and deliver this Senior Notes Supplemental Indenture;
          Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Notes Indenture.
          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Ultimate Issuers and the Senior Note Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Senior Notes as follows:
          1. Assumption. The Ultimate Issuers hereby assume, on a joint and several basis, all of the obligations of the Escrow Issuers under the Senior Notes and the Senior Notes Indenture and hereafter shall be deemed the “Issuers” for all purposes under the Senior Notes and the Senior Notes Indenture.
          2. Guarantee. The Senior Note Guarantors hereby jointly and severally with all other Senior Note Guarantors unconditionally guarantee the Ultimate Issuers’ obligations under the Senior Notes and the Senior Notes Indenture on the terms and subject to the conditions set forth in Article X of the Senior Notes Indenture and agree to be bound as a Senior Note Guarantor by all the other applicable provisions of the Senior Notes Indenture.
          3. Ratification of Senior Notes Indenture; Senior Notes Supplemental Indenture Part of Senior Notes Indenture. Except as expressly amended hereby, the Senior Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. Following the date hereof, all of the covenants set forth in Article IV of the Senior Notes Indenture shall be deemed to have been applicable to the Ultimate Issuers, the Senior Note Guarantors, BP I, BP II and the applicable Restricted Subsidiaries beginning as of the Issue Date as if the Ultimate Issuers, the Senior Note Guarantors and the applicable Restricted Subsidiaries had been parties thereto on such date, and any action or inaction taken by the Ultimate Issuers, the Senior Note Guarantors, BP I, BP II or the applicable Restricted Subsidiaries after the Issue Date and prior to the date hereof prohibited by the Senior Notes Indenture, shall be deemed a Default by the Ultimate Issuers, the Senior Note Guarantors or the applicable Restricted Subsidiaries, as applicable, under the Senior Notes Indenture as of the date hereof. This Senior Notes Supplemental Indenture shall form a part of the Senior Notes Indenture for all purposes, and every holder of a Senior Note heretofore or hereafter authenticated and delivered shall be bound hereby.

          4. Governing Law. THIS SENIOR NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Senior Notes Supplemental Indenture.
          6. Duplicate Originals. The parties may sign any number of copies of this Senior Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
          7. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.
          8. No Adverse Interpretation of Other Agreements. This Senior Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Ultimate Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Senior Notes Supplemental Indenture.
          9. No Recourse Against Others. No (i) director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation or (ii) director, officer, employee or manager of a Senior Note Guarantor, will have any liability for any obligations of the Ultimate Issuers under the Senior Notes, this Senior Notes Supplemental Indenture, the Senior Note Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation; provided, however, the foregoing shall not in any manner affect the liability of a Senior Note Guarantor with respect to its Senior Note Guarantee. Each holder of Senior Notes by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes. The waiver may not be effective to waive liabilities under the federal securities laws.
          10. Indemnity. (a) The Ultimate Issuers, BP I and the Senior Note Guarantors executing this Senior Notes Supplemental Indenture, subject to Section 10.08 of the Senior Notes Indenture, jointly and severally, shall indemnify the Trustee and each Agent (which in each case, for purposes of this Section, shall include its officers, directors, employees, agents and counsel) against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred attorneys’ fees and expenses) incurred by or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Senior Notes Supplemental Indenture or a Senior Note Guarantee provided herein against the Ultimate Issuers, BP I or a Senior Note Guarantor (including this Section) and defending itself against or investigating any claim (whether asserted by the Ultimate Issuers, BP I, any Senior Note Guarantor, any Holder or any other Person). The obligation to pay such amounts shall survive the payment in full or defeasance of the Senior Notes or the removal or resignation of the Trustee or the applicable Agent. The Trustee or the applicable Agent shall notify the Ultimate Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Ultimate Issuers shall not relieve any of the Ultimate Issuers, BP I or the Senior Note Guarantors executing this Senior Notes Supplemental Indenture of its indemnity obligations hereunder. The Ultimate Issuers shall defend the claim and the indemnified party shall provide reasonable cooperation at the Ultimate Issuers’ expense in the defense. Such indemnified parties may have separate counsel and the Ultimate Issuers, BP I and the Senior Note Guarantors, as applicable, shall pay the fees and expenses of such counsel. The Ultimate Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party solely through such party’s own willful misconduct, negligence or bad faith.
          (b) To secure the payment obligations of the Ultimate Issuers, BP I and the Senior Note Guarantors in this Section, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee other than money or property held to pay principal of and interest on the Senior Notes.
          11. Successors and Assigns. All covenants and agreements of the Ultimate Issuers and the Senior Note Guarantors in this Senior Notes Supplemental Indenture and the Senior Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Senior Notes Supplemental Indenture shall bind its successors and assigns.
          12. Severability. In case any one or more of the provisions contained in this Senior Notes Supplemental Indenture or the Senior Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Senior Notes Supplemental Indenture or the Senior Notes.
          13. Notices. Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:
If to any of the Ultimate Issuers or any Senior Note Guarantor:
Suite 2502
Level 25 Citigroup Centre
2 Park Street
Sydney 2000, Australia
Attn: Helen Golding
Fax: +6192686693
helen.golding@rankgroup.co.nz
If to the Trustee, Principal Paying Agent, Transfer Agent or Registrar:
The Bank of New York Mellon
101 Barclay Street 4-E
New York, NY 10286
Attn: International Corporate Trust
Fax: (212) 815-5366
catherine.donohue@bnymellon.com
lesley.daley@bnymellon.com

          14. Amendments and Modification. This Senior Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Notes Indenture and by written agreement of each of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have caused this Senior Notes Supplemental Indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Signed, sealed and delivered by	)
WHAKATANE MILL AUSTRALIA	)
PTY LIMITED by the party’s attorney	)
pursuant to power of attorney dated 20 July 2011)
who states that no notice of revocation of the	)
power of attorney has been received in the	)
presence of:	)
)

/s/ Karen Mower		/s/ Cindi Lefari

Witness		Attorney

Karen Mower		Cindi Lefari

Name of Witness		Name of Attorney

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA
by	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
by	/s/ Felix Colas Morea
	Name:	Felix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.
by	/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	Manager

by	/s/ Antonio Luiz Tafner Ferreira
	Name:	Antonio Luiz Tafner Ferreira
	Title:	Manager

CSI LATIN AMERICAN HOLDINGS CORPORATION
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING CANADA LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV CANADA, INC.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

DOPACO CANADA, INC.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CONFERENCE CUP LTD.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

GARVEN INCORPORATED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney-in-Fact

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG INFORMATION TECHNOLOGY GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG Euro Holding AG & CO. KGaA
     towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG

By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

     towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

SIG VIETNAM BETEILIGUNGS GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV HAMBURG HOLDINGS GMBH
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG ASSET HOLDINGS LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
by	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

SIG COMBIBLOC LIMITED
by	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING (HONG KONG) LIMITED
by	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

CSI HUNGARY KFT.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

MAXPACK, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CENTRAL DE BOLSAS, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS GROUP HOLDINGS LIMITED
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney
Address: Sydney, Australia

WHAKATANE MILL LIMITED
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney
Address: Sydney, Australia

SIG COMBIBLOC GROUP AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG ALLCAP AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG TECHNOLOGY AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG REINAG AG
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC LTD.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG HOLDINGS (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

IVEX HOLDINGS, LTD.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

KAMA EUROPE LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

OMNI-PAC U.K. LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

THE BALDWIN GROUP LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

BAKERS CHOICE PRODUCTS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Assistant Secretary

REYNOLDS CONSUMER PRODUCTS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FOIL INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURES SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG HOLDING USA, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SIG COMBIBLOC INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

REYNOLDS GROUP HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

EVERGREEN PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE HOLDING CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BRPP, LLC By: BLUE RIDGE PAPER PRODUCTS INC., its Sole Member and Manager
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

REYNOLDS FLEXIBLE PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

REYNOLDS FOOD PACKAGING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

ULTRA PAC, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

NEWSPRING INDUSTRIAL CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV CORPORATION
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV FACTORING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RETIREMENT ADMINISTRATION LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RSA LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PCA WEST INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP INDUSTRIES, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP HOLDINGS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PRAIRIE PACKAGING, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

DOPACO, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

BUCEPHALAS ACQUISITION CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent and Registrar
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President